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                                                      WFALT MORTGAGE LOAN POOL
                                                 10-YEAR THROUGH 30-YEAR FIXED RATE
                                                    NON-RELOCATION/RELO MORTGAGES
                                                        WFALT SERIES 2000-01
                                                      POOL PROFILE (9/25/2000)
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
                                                                   PROPOSED BID
                                          ------------------------------------------------------------------------------------------
                                               TOTAL POOL       10-YEAR TO 15-YEAR     20-YEAR TO 30-YEAR     TOTAL POOL TOLERANCE
                                          ------------------------------------------------------------------------------------------
AGGREGATE PRINCIPAL BALANCE                   $152,000,000          $12,000,000          $140,000,000                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                         1-Oct-00             1-Oct-00              1-Oct-00
INTEREST RATE RANGE                       6.500% - 10.500%       6.875%-10.250%        6.500%-10.500%
GROSS WAC                                            8.91%                8.36%                 8.96%                 (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                        25 bps               25 bps                25 bps
MASTER SERVICING FEE                               1.7 bps              1.7 bps               1.7 bps
WAM (in months)                                        338                  170                   352                 (+/- 3 month)

WALTV                                                  79%                  73%                   79%                 (maximum 80%)

CALIFORNIA %                                           19%                  14%                   19%                 (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                   1%                   1%                    1%                  (maximum 3%)

AVERAGE LOAN BALANCE                              $137,500             $141,000              $137,000            (maximum $150,000)
LARGEST INDIVIDUAL LOAN BALANCE                   $999,998             $630,000              $999,998          (maximum $1,200,000)

CASH-OUT REFINANCE %                                   20%                  29%                   19%                 (maximum 28%)

PRIMARY RESIDENCE %                                    58%                  51%                   58%                 (minimum 56%)

SINGLE-FAMILY DETACHED %                               61%                  69%                   60%                 (minimum 55%)

FULL DOCUMENTATION %                                   72%                  72%                   72%                 (minimum 60%)

PREPAYMENT PENALTY %                                    0%                   0%                    0%                  (maximum 3%)

UNINSURED > 80% LTV %                                   2%                   3%                    2%                  (maximum 5%)

TEMPORARY BUYDOWNS                                      0%                   0%                    0%                  (maximum 5%)

NO RATIO %                                             14%                  19%                   14%                 (maximum 20%)

WTD. AVERAGE FICO RAW SCORE                            708                  717                   708         (minimum average 700)


                            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                               MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                   SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFALT MORTGAGE LOAN POOL
                       10-YEAR THROUGH 30-YEAR FIXED RATE
                          NON-RELOCATION/RELO MORTGAGES
                              WFALT SERIES 2000-01
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                             TBD by Wells Fargo

PASS THRU RATE                                           7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                     0.23%

PRICING DATE                                               TBD

FINAL STRUCTURE DUE DATE                             10-Oct-00          9:00 AM

SETTLEMENT DATE                                      27-Oct-00

ASSUMED SUB LEVELS                                         AAA           7.000%
                                                            AA           5.500%
                                                             A           2.550%
                                                           BBB           1.350%
                                                            BB           0.750%
                                                             B           0.500%

                                            Note:  AAA Class will be rated by
                                            two rating agencies. AA through B
                                            Classes will be rated by one rating
                                            agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFALT may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-01. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFALT CONTACTS                              Brad Davis (301) 846-8009
                                            Lori Maller (301) 846-8185